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                                                                    EXHIBIT 23.1


            CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We hereby consent to the use in this Registration Statement on Form SB-2 Amendment No. Three, of our report dated March 31, 2004, relating to the financial statements of Chemokine Therapeutics Corp., and to the reference to our Firm under the caption "Experts" in this Registration Statement.



/s/ M.D. Sassi Company


San Francisco, California
December 16, 2004